Supplement, dated October 3, 1996, to the prospectus, dated April 22, 1996 of
                     Seligman Income Fund, Inc. (the "Fund")

        Rodney Collins has replaced Stacey G. Navin as Co-Portfolio Manager of the Fund. Mr. Collins is a Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated (the "Manager"). He joined the Manager in 1992 as an investment associate. Mr. Collins will also be serving as Co-Portfolio Manager of the Seligman Income Portfolio of Seligman Portfolios, Inc.


EQINS -10/96